UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 13, 2002

CDRJ INVESTMENTS (LUX) S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	333-62989	98-0185444

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of principal executive offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1	Certification of Ronald B. Clark, Chairman and Chief Executive Officer of the CDRJ Investments (Lux) S.A. (the “Company”), which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

Exhibit 99.2	Certification of Michael A. DiGregorio, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and furnished but not filed are the certifications pursuant to 18 United States Code Section 1350, dated November 13, 2002, executed by Ronald B. Clark, Chairman and Chief Executive Officer of the Company, and Michael A. DiGregorio, Senior Vice President and Chief Financial Officer of the Company, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CDRJ INVESTMENTS (LUX) S.A (Registrant)

Date November 13, 2002	By:	/s/ Ralph S. Mason, III
Ralph S. Mason, III Secretary

Date November 13, 2002	By:	/s/ Michael A. DiGregorio

Michael A. DiGregorio Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Certification of Ronald B. Clark, Chairman and Chief Executive Officer of the CDRJ Investments (Lux) S.A. (the “Company”), which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.

99.2	Certification of Michael A. DiGregorio, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-Q for the quarterly period ended September 30, 2002, pursuant to 18 United States Code § 1350.